EVERGREEN MULTI-SECTOR INCOME FUND
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 12, 2010

200 Berkeley Street, Boston, Massachusetts 02116-5034

TO THE SHAREHOLDERS OF
EVERGREEN MULTI-SECTOR INCOME FUND

Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of Evergreen Multi-Sector Income Fund (the "Fund") will be held on February 12, 2010 at 10:00 a.m. Eastern time, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, for the following purposes:

  To elect four Trustees of the Fund to serve for the term indicated herein and until their successors shall have been duly elected and qualified; and

  To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on December 11, 2009 will be entitled to vote at the Meeting to the extent described in the accompanying proxy statement.

It is hoped that you will attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy card and return it in the accompanying envelope as promptly as possible or vote by telephone or Internet. Any shareholder attending the Meeting can vote in person even though a proxy may have already been designated by the shareholder. Instructions for the proper execution of the proxy card, as well as instructions on how to vote by telephone and Internet, are set forth at the end of this proxy statement. THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE AS A TRUSTEE. By Order of the Board of Trustees

MICHAEL H. KOONCE
Secretary

December 28, 2009

EVERGREEN MULTI-SECTOR INCOME FUND
PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Evergreen Multi-Sector Income Fund (the "Fund") for the Annual Meeting of Shareholders (the "Meeting") to be held at Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, on February 12, 2010 at 10:00 a.m. Eastern time. The address of the principal office of the Fund is Evergreen Investments, 200 Berkeley Street, Boston, Massachusetts 02116-5034.

This proxy statement, the accompanying Notice of Annual Meeting of Shareholders, the proxy card and the Annual Report for the Fund for the fiscal year ended October 31, 2009 will be first sent to shareholders on or about December 28, 2009.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 12, 2010

You may obtain a copy of this proxy statement, the accompanying Notice of Annual Meeting of Shareholders, the proxy card and the Annual Report of the Fund for the period ended October 31, 2009 without charge by visiting the Web site indicated on your proxy card.

Proxy Solicitation

The Board of Trustees intends to bring before the Meeting the matter set forth in the accompanying notice. Holders of common and preferred shares (together, "Shares") of the Fund (together, "Shareholders") will vote together on the election of Ms. Norris and Messrs. Gifford, Keith and Scofield. You can vote by attending the Meeting in person. Please call (866) 860-8638 if you would like directions on how to attend the Meeting and vote in person. You may also vote by returning your properly executed proxy card in the envelope provided or you may vote by telephone or Internet by following the instructions at the end of this proxy statement. When you complete and sign your proxy card, the proxies named will vote on your behalf at the Meeting (or any adjournments thereof) exactly as you have indicated. If you return a signed proxy card but no choice is specified, your shares will be voted FOR the election of the nominees named in the enclosed proxy card. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Fund. Shareholders, including a broker who may hold Shares on your behalf, may revoke a proxy prior to the Meeting by giving timely written notice of such revocation to the Fund at the address above, by submitting a subsequent proxy timely and in accordance with the methods prescribed by this proxy statement, or by attending the Meeting and voting in person.

The Fund's Third Amended and Restated Agreement and Declaration of Trust (the "Declaration") provides that the holders of thirty-three and a third percent (33 1/3%) of the Shares issued and outstanding, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. With regard to the election of trustees, votes may be cast FOR all nominees or the authority to vote may be WITHHELD either with respect to all of the nominees or any individual nominee. Abstentions, broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or other persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and votes that are withheld will count for purposes of determining whether a quorum is present but will have no effect with respect to the election of trustees.

The affirmative vote of a plurality of the votes cast by Shareholders present in person or represented by proxy at the Meeting and entitled to vote is required for the election of trustees.

In the event a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of an adjournment those votes that may be voted in favor of the proposal. The persons named as proxies will vote against any such adjournment those votes marked against the proposal. The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the Shares represented at the Meeting, either in person or by proxy, or by the chair of the Meeting, in his or her discretion. Abstentions and broker non-votes will not be voted on a motion to adjourn.

Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which the Fund has received sufficient votes to approve a matter being recommended for approval by the Fund's Board of Trustees, the Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

The Fund will bear the costs typically associated with the election of Trustees. Solicitation may be undertaken by mail, telephone, facsimile and personal contact. The Fund has engaged Computershare Fund Services to solicit proxies from brokers, banks, other institutional holders and individual Shareholders for a fee of approximately $8000. This fee will be borne by the Fund.

Voting Securities and Principal Holders Thereof

Shareholders of record at the close of business on December 11, 2009 are entitled to vote at the Meeting or any adjournment thereof to the extent set forth in this proxy statement. As of December 11, 2009, the Fund had outstanding 42,055,000 common shares and 3200 preferred shares. Each common share will be entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value per share, as to any matter on which the common share is entitled to vote. Each preferred share will be entitled to the same number of votes as each common share (one vote per dollar of the common share's net asset value), as to any matter on which the preferred share is entitled to vote.

As of December 11, 2009, the Depository Trust Company owned of record approximately 100% of the outstanding shares of the Fund. No person is reflected on the books and records of the Fund as owning beneficially 5% or more of the outstanding shares of any class of the Fund as of December 11, 2009. The entities listed below have made filings with the Securities and Exchange Commission ("SEC") disclosing their ownership of beneficial interests in the outstanding shares of the Fund in the amounts set forth opposite their names below. The filings are available at the SEC's Web site (www.sec.gov).

Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned[1]
Common (30024Y104)	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,143,588	5.1%
Preferred (30024Y203) (30024Y302) (30024Y401) (30024Y500) (30024Y609)	Bank of America Corporation Bank of America, N.A. Bank of America Corporate Center 100 North Tryon Street Charlotte, North Carolina 28255 Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, New York 10080	766	23.9%
Preferred (30024Y203) (30024Y302) (30024Y401) (30024Y500) (30024Y609)	UBS A.G. UBS Securities LLC UBS Financial Services, Inc. Bahnhofstrasse 45 P.O. Box CH-8021 Zurich, Switzerland	197	7.7%
1	The filing by the listed entity indicates that the entity shares dispositive and voting power over the securities with another person.

As of December 11, 2009, the officers and Trustees of the Fund as a group beneficially owned in the aggregate less than 1.00% of the common shares of the Fund, less than 1.00% of the preferred shares of the Fund and less than 1.00% of the outstanding securities of Wells Fargo & Company ("Wells Fargo"), the parent company of Evergreen Investment Management Company, LLC ("EIMC"), the Fund's investment advisor. Additionally, as of December 11, 2009, the officers and Trustees of the Fund as a group beneficially owned in the aggregate less than 1.00% of First International Advisors, LLC ("FIA") and Tattersall Advisory Group, Inc. ("TAG"), respectively, the Fund's sub-advisors.

I. ELECTION OF TRUSTEES (Proposal 1)

The Board of Trustees has nominated four persons for election to the Fund's Board of Trustees. Each of these nominees currently serves on the Fund's Board of Trustees. In accordance with the Fund's Declaration, the Trustees have been divided into three classes (each a "Class"): Class I, Class II and Class III. The Trustees in each Class serve until the annual meeting in the year indicated: Class I, 2010, Class II, 2011 and Class III, 2012 or, if later, until their respective successors are elected and qualified. At each subsequent annual meeting, the persons elected to the Class of Trustees whose terms are expiring will generally be nominated for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Trustees. If any nominee for any reason becomes unable to serve or is unwilling to serve, the persons named as proxies in the enclosed proxy card will vote for the election of such other person or persons as they may consider qualified. The Board of Trustees has no reason to believe that any of the four nominees will be unable or unwilling to serve.

The Board of Trustees of the Fund proposes the following nominees for election at the Meeting:

Trustee	Class	Expiration of Term if Elected
K. Dun Gifford	Class I	2013 Annual Meeting[1]
Dr. Leroy Keith, Jr.	Class I	2013 Annual Meeting[1]
Patricia B. Norris	Class I	2013 Annual Meeting[1]
Michael S. Scofield	Class I	2013 Annual Meeting[1]
1	Or, if later, until their respective successors are elected and qualified.

You cannot vote by proxy for anyone other than the four nominees currently proposed to serve on the Board of Trustees.

Trustee and Nominee Trustee Information

The following tables contain specific information about each Trustee and nominee Trustee as of October 31, 2009, unless otherwise indicated, including: date of birth, principal occupation(s) during the past five years, position held with the Fund, length of time served, any other directorships held outside the Evergreen family of funds and number of portfolios overseen by such Trustee and nominee Trustee. The address for each Trustee and nominee Trustee is c/o Evergreen Multi-Sector Income Fund, 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Name and Age	Position Held with the Fund	Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
Class I - Non-Interested Nominee Trustees proposed to serve until 2013 Annual Meeting of Shareholders
K. Dun Gifford DOB: 10/23/19383,4,[5]	Trustee	Trustee since 2004	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, and Former Treasurer, Cambridge College	77	None
Dr. Leroy Keith, Jr. DOB: 2/14/19394,[5]	Trustee	Trustee since 2004	Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services	77	Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/08)
Patricia B. Norris DOB: 4/9/19485,[6]	Trustee	Trustee since 2006	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)	77	None
Michael S. Scofield DOB: 2/20/19433,[5]	Trustee	Trustee since 2004	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)	77	None
Class II - Non-Interested Trustees to serve until 2011 Annual Meeting of Shareholders
Charles A. Austin III DOB: 10/23/19346,[7]	Trustee	Trustee since 2004	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)	77	None
Carol A. Kosel DOB: 12/25/19635,[8]	Trustee	Trustee since 2008	Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund	77	None
Gerald M. McDonnell DOB: 7/14/1939[4]	Trustee	Trustee since 2004	Former Manager of Commercial Operations, CMC Steel (steel producer)	77	None
Richard J. Shima DOB: 8/11/1939[4]	Trustee	Trustee since 2004	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)	77	None
Class III - Non-Interested Trustees to serve until 2012 Annual Meeting of Shareholders
David M. Richardson DOB: 9/19/1941[8]	Trustee	Trustee since 2004	President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)	77	None
Dr. Russell A. Salton, III DOB: 6/2/19473,5,[6]	Trustee	Trustee since 2004	President/CEO, AccessOne MedCard, Inc.	77	None
Class III - Interested Trustees to serve until 2012 Annual Meeting of Shareholders
William W. Pettit DOB: 8/26/19558,[9]	Trustee	Trustee since 2004	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)	77	None
Richard K. Wagoner DOB: 12/12/19374,[10]	Trustee	Trustee since 2004	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society	77	None
1	Initially, all Trustees are elected to serve a one-, two- or three-year term and thereafter, if re-elected, to serve three-year terms.
2	As of December 31, 2008, the Evergreen fund complex consisted of ten open-end investment companies with seventy-one separate series and six closed-end funds.
3	Member of Executive Commitee (which also functions as the Nominating Committee and the Qualified Legal Compliance Committee).
4	Member of Performance Committee. Effective January 1, 2010, Mr. McDonnell will become a member of the Audit Committee and will no longer serve as a member of the Performance Committee.
5	Member of 15(c) Committee.
6	Member of Audit Committee.
7	Effective December 31, 2009, Mr. Austin will retire from the Board of Trustees of the Fund.
8	Member of Distribution, 12b-1 and Service Committee.
9

It is possible that Mr. Pettit may be viewed as an "interested person" of the Evergreen funds, as defined in the Investment Company Act of 1940 (the "1940 Act"), because of his law firm's previous representation of affiliates of Wells Fargo, the parent company of EIMC, the Evergreen funds' investment advisor. The Trustees are treating Mr. Pettit as an interested Trustee for the time being.

10

Mr. Wagoner is an "interested person" of the Evergreen funds, as defined in the 1940 Act, because of his ownership of shares in Wells Fargo, the parent company of EIMC, the Evergreen funds' investment advisor.

The following table contains specific information about the dollar range of equity securities beneficially owned by each Trustee and nominee Trustee in the Fund and the aggregate dollar range of equity securities in other funds in the Evergreen family of funds overseen by the Trustees.

Name of Trustee or Nominee Trustee	Dollar Range of Equity Securities in the Fund as of October 31, 2009	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Evergreen Family of Investment Companies as of December 31, 2008
Non-Interested Trustees
Charles A. Austin III[1]	$0	Over $100,000
K. Dun Gifford[2]	$0	Over $100,000
Dr. Leroy Keith, Jr.[2]	$1-$10,000	Over $100,000
Carol A. Kosel	$0	Over $100,000
Gerald M. McDonnell[1]	$1-$10,000	Over $100,000
Patricia B. Norris[2]	$0	Over $100,000
David M. Richardson	$10,001-$50,000	Over $100,000
Dr. Russell A. Salton, III[1]	$0	Over $100,000
Michael S. Scofield1,[2]	$1-$10,000	Over $100,000
Richard J. Shima[1]	$10,001-$50,000	Over $100,000
Interested Trustees
William W. Pettit[1]	$0	Over $100,000
Richard K. Wagoner	$1-$10,000	Over $100,000
1

In addition to the above amounts, the Trustee has over $100,000 indirectly invested in certain of the Evergreen funds through Deferred Compensation Plans, with the exception of Mr. Shima who has $50,001-$100,000 indirectly invested.

2	Nominee Trustee.

Board Meetings and Committees

The Fund is supervised by a Board of Trustees. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. During the fiscal year ended October 31, 2009, the Board of Trustees held 6 regular meetings and 9 special meetings. Each Trustee attended at least 75% of the aggregate of the total number of meetings of the Board and Committees on which he or she served.

The Fund has an Executive Committee which consists of K. Dun Gifford, Dr. Russell A. Salton, III and the Chairman of the Board, Michael S. Scofield, each of whom is not an "interested person" of the Fund as defined in the 1940 Act (an "Independent Trustee"). The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings, acts on routine matters between scheduled Board meetings and reviews and resolves conflicts of interest between the Fund and the Fund's investment advisor or its affiliates. The Executive Committee also oversees and assists Trustee oversight of: litigation commenced by or against the Evergreen funds; litigation commenced by or against any service provider to the Evergreen funds that relates to the Evergreen funds or that may have a material effect on the service provider's ability to perform its services to the Evergreen funds; and non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Evergreen funds that relate to its services to the Evergreen funds or that may have a material effect on the service provider's ability to perform its services to the Evergreen funds. The Executive Committee also functions as the Nominating Committee and the Qualified Legal Compliance Committee (as further described below). The Executive Committee met 27 times during fiscal year 2009.

The Nominating Committee is responsible for nominating candidates for election to the Board of Trustees by the full Board. The Committee may solicit suggestions for persons to fill vacancies on the Board of Trustees from such sources as it deems appropriate, including EIMC. The Committee will consider nominations for openings on the Board of Trustees from Shareholders who have separately or as a group held for at least one full year at least 5% of the outstanding shares of the Fund. For additional detail, please see the Fund's Policy for the Consideration of Trustee Nominees attached as Exhibit B.

The Qualified Legal Compliance Committee is responsible for establishing written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of an applicable U.S. federal or state securities law, a material breach of a fiduciary duty arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law by a Fund or by any officer, Trustee, employee or agent of a Fund. The Committee is also responsible for determining whether an investigation is necessary regarding any report of evidence of a material violation. If it is determined that there has been a material violation, the Committee is responsible for informing the Fund's chief legal officer and chief executive officer and taking all other appropriate actions to respond to evidence of a material violation.

The Fund has a 15(c) Committee which consists of K. Dun Gifford, Dr. Leroy Keith, Jr., Carol A. Kosel, Patricia B. Norris, Dr. Russell A. Salton, III and the Chairman of the Committee, Michael S. Scofield, each of whom is an Independent Trustee. The 15(c) Committee is responsible for gathering relevant information to assist the full Board in fulfilling its obligations relating to the initial approval and renewal of advisory and distribution contracts pursuant to Section 15 of the 1940 Act. It may request information from and submit questions to the Fund's investment advisor and its affiliates in order for the full Board of Trustees to determine whether or not to enter into or renew Fund contracts. The 15(c) Committee met 4 times during fiscal year 2009.

The Fund has an Audit Committee which consists of Dr. Russell A. Salton, III, Charles A. Austin III and the Chairperson of the Committee, Patricia B. Norris, each of whom is an Independent Trustee. The purpose of the Audit Committee is to review the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, to review the quality and objectivity of the Fund's financial statements and the independent audits thereof, and to act as liaison between the Fund's independent auditors and the Board of Trustees. The Audit Committee also oversees and assists Trustee oversight of matters related to pricing and valuation of portfolio securities. Each member of the Audit Committee is "independent" as defined in the listing standards of the NYSE Alternext U.S. Exchange (formerly known as the American Stock Exchange). The Audit Committee met 17 times during fiscal year 2009. Effective December 31, 2009, Mr. Austin will retire from the Fund's Board of Trustees. Effective January 1, 2010, Mr. McDonnell will join the Audit Committee.

The Fund has a Performance Committee which consists of K. Dun Gifford, Gerald McDonnell, Richard J. Shima, Richard K. Wagoner and the Chairman of the Committee, Dr. Leroy Keith, Jr. Effective January 1, 2010, Mr. McDonnell is expected to join the Audit Committee. Accordingly, on that date he is expected to cease serving as a member of the Performance Committee. The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. With the exception of Mr. Wagoner, the members of the Performance Committee are Independent Trustees. The Performance Committee met 6 times during fiscal year 2009.

The Fund has a Distribution, 12b-1, and Service Committee (formerly the 12b-1 Committee) which consists of David M. Richardson and the Chairperson of the Committee, Carol A. Kosel, each of whom is an Independent Trustee, and William W. Pettit. It is possible that Mr. Pettit may be viewed as an "interested person" of the Evergreen funds, as defined in the 1940 Act, because of his law firm's previous representation of affiliates of Wells Fargo, the parent company of EIMC, the Evergreen funds' investment advisor. The Distribution, 12b-1, and Service Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are distributed; expenditures by the Evergreen funds' distributor of amounts paid under the funds' Rule 12b-1 plans; the nature and quality of services provided by the Evergreen funds' transfer agents; and the overall level of servicing provided to shareholders of the Fund. The Distribution, 12b-1, and Service Committee met 4 times during fiscal year 2009.

Nominating Committee Process

The Executive Committee also functions as the Nominating Committee. The members of the Executive Committee are "independent" as defined in the NYSE Alternext U.S. Exchange's listing standards. The Executive Committee Charter details the Nominating Committee functions. A copy of the Evergreen funds' Executive Committee Charter is attached as Exhibit A.

The Board of Trustees has approved a policy pursuant to which the Board of Trustees may consider nominees for election as Trustees. The policy states the minimum nominee qualifications, the process for identifying and evaluating trustee nominees and the process for considering nominees recommended by shareholders. The Evergreen funds' Policy for the Consideration of Trustee Nominees is attached as Exhibit B.

Communications with Board Members

The Board of Trustees has approved a policy for communications with Board members. Any shareholder who wishes to send a communication to the Board of Trustees of an Evergreen fund should send the communications to the Evergreen Board of Trustees, P.O. Box 20083, Charlotte, North Carolina 28202. If a shareholder wishes to send a communication directly to an individual Trustee or to a Committee of the Fund's Board of Trustees, the communication should be specifically addressed to such individual Trustee or Committee and sent to the above address.

Trustee Attendance Policy at Annual Shareholder Meetings

The Evergreen funds that are listed on the NYSE Alternext U.S. Exchange are required to hold an Annual Meeting of Shareholders. On March 18, 2004, the Board of Trustees approved a policy for Trustee attendance at annual shareholder meetings that encourages Trustee attendance at each Annual Meeting of Shareholders in person or by video conference.

Mses. Carol A. Kosel and Patricia B. Norris attended the previous year's Annual Meeting of Shareholders held on January 16, 2009. Ms. Kosel also attended the adjournment of the previous year's Annual Meeting of Shareholders held on February 12, 2009.

Current Officers

The following table contains specific information about each principal executive officer of the Fund as of October 31, 2009, including: name, address and date of birth, position held with the Fund, length of time served and principal occupation(s) during the past five years, including offices held with EIMC, Wells Fargo and their affiliated companies.

Name, Address and Date of Birth	Position with Trust	Principal Occupation for Last Five Years
W. Douglas Munn 200 Berkeley Street, Boston, MA 02116 DOB: 4/21/1963	President since 2009	Chief Operating Officer, Wells Fargo Funds Management, LLC; Chief Operating Officer, Evergreen Investment Company, Inc.
Kasey L. Phillips 200 Berkeley Street Boston, MA 02116-5034 DOB: 12/12/1970	Treasurer since 2005	Senior Vice President, Evergreen Investment Services, Inc.; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Michael H. Koonce 200 Berkeley Street Boston, MA 02116-5034 DOB: 4/20/1960	Secretary since 2003	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
Robert Guerin 200 Berkeley Street Boston, MA 02116-5034 DOB: 9/20/1965	Chief Compliance Officer since 2007	Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

W. Douglas Munn oversees the operations of the Fund. Michael H. Koonce is responsible for maintaining the minutes of all meetings and actions of Trustees and Shareholders. Kasey L. Phillips is responsible for maintaining the books and records of the Fund and for working with the Fund's portfolio managers on a continuous basis to ensure that accounting records are properly maintained. Robert Guerin is responsible for reviewing Fund policies and procedures and monitoring the Fund's compliance with them.

Other Remuneration and Affiliations of Officers and Trustees

Fees, salaries or other remuneration of officers of the Fund who also serve as officers or employees of EIMC or any of its affiliated companies are borne by EIMC or the Wells Fargo affiliate for whom the individual serves. The Fund's principal executive officers did not receive any compensation or expense reimbursement from the Fund for the fiscal year ended October 31, 2009. The Fund reimburses all Trustees for expenses incurred in connection with attending meetings of the Board of Trustees. For the fiscal year ended October 31, 2009, the Trustees earned the following compensation from the Fund and the Evergreen fund complex:

Name of Person and Position with the Fund	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses[1]	Total Compensation From the Fund and Fund Complex Paid to Trustees[2]
Non-Interested Trustees
Charles A. Austin III, Trustee	$1,513[3]	N/A	$218,917
K. Dun Gifford, Trustee[4]	$1,640	N/A	$236,800
Dr. Leroy Keith, Jr., Trustee[4]	$1,650	N/A	$239,000
Carol A. Kosel, Trustee	$1,615	N/A	$232,667
Gerald M. McDonnell, Trustee	$1,437[3]	N/A	$207,500
Patricia B. Norris, Trustee[4]	$1,694	N/A	$244,733
David M. Richardson, Trustee	$1,437	N/A	$207,500
Dr. Russell A. Salton, III, Trustee	$1,655[3]	N/A	$238,900
Michael S. Scofield, Trustee[4]	$2,430[3]	N/A	$352,550
Richard J. Shima, Trustee	$1,460[3]	N/A	$210,500
Interested Trustees
William W. Pettit, Trustee	$1,462	N/A	$210,833
Richard K. Wagoner, Trustee	$1,437	N/A	$207,500
1	The Fund does not currently provide pension or retirement plan benefits to the Trustees.
2	As of October 31, 2009, the Evergreen fund complex consisted of ten open-end investment management companies representing sixty-eight separate series and six closed-end funds.
3

Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. Of the total compensation from the Fund and other Evergreen funds reflected above payable to Messrs. Austin, McDonnell, Salton, Scofield and Shima for the fiscal year ended October 31, 2009, the following amounts were deferred: $18,633, $126,333, $11,979, $2,617 and $18,833, respectively.

4	Nominee Trustee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's Trustees, principal executive officers and certain other persons to file reports regarding ownership of, and transactions in, the Fund's securities with the SEC. Copies of the required filings must also be furnished to the Fund. For the prior fiscal year, the Fund believes that all reports required to be filed by the Fund's officers and Trustees were filed on a timely basis except, based solely upon a review of forms 3, 4 and 5 and amendments thereto furnished to the Fund, Mr. McDonnell, a Trustee of the Fund, filed a form 4 on October 1, 2009, with respect to a transaction involving common shares of the Fund entered into on September 1, 2009, which settled on September 4, 2009. Generally, a form 4 must be filed before the end of the second business day following the day on which a transaction requiring the filing of a form 4 has been executed. Additionally, Jaime R. Utano, Chief Compliance Officer of EIMC and TAG, filed a form 3 on October 28, 2009, with respect to events that occurred on October 1, 2009. Generally, a form 3 must be filed within 10 days after the event by which the person became a reporting person (as defined in form 3).

Forms 3, 4, and 5 for the officers and Trustees of the Fund may be accessed through Evergreen Investments' Web site at www.EvergreenInvestments.com.

Service Providers

Investment Advisor and Administrator. EIMC, an indirect wholly owned subsidiary of Wells Fargo, a California-based, multi-bank financial holding company subject to the Bank Holding Company Act of 1956, as amended, and the rules and regulations promulgated thereunder, currently serves as both the Fund's investment advisor and administrator. EIMC has been managing mutual funds and private accounts since 1932. The principal business address of EIMC is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Investment Sub-advisors. FIA, a majority-owned subsidiary of Wells Fargo and an affiliate of EIMC, serves as a sub-advisor to the Fund. The principal business address of FIA is One Plantation Place, 30 Fenchurch Street, London EC3M 3BD. TAG, a subsidiary of Wells Fargo and an affiliate of EIMC, also serves as a sub-advisor to the Fund. The principal business address of TAG is 6802 Paragon Place, Suite 200, Richmond, Virginia 23230.

Transfer Agent. Computershare Fund Services is the Fund's transfer agent and is located at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Independent Registered Public Accounting Firm. KPMG LLP ("KPMG"), 99 High Street, Boston, Massachusetts 02110, has been approved by the Trustees of the Fund as the independent registered public accounting firm of the Fund for the current fiscal year ending October 31, 2010.

The Audit Committee of the Board of Trustees unanimously recommended the selection of KPMG, and the Board of Trustees unanimously approved such selection, at a meeting held on December 9-10, 2009.

The Fund's Audit Committee has established and adopted policies and procedures for pre-approving audit services, audit-related services, tax services and all other services provided by the Fund's independent registered public accounting firm as well as the fee levels or budgeted amounts for those services. The Fund's policies and procedures include reporting and request or application requirements that are intended to keep the Audit Committee informed of all the services provided by the Fund's independent registered public accounting firm. In addition, the Fund's Chief Compliance Officer is required to monitor the performance of the services provided by the Fund's independent registered public accounting firm in order to determine whether those services are in compliance with the Fund's pre-approval policies and procedures and to report the results of this monitoring to the Audit Committee on a periodic basis. The Fund's pre-approval policies and procedures do not delegate any of the Audit Committee's responsibilities under the Exchange Act for pre-approving services performed by the Fund's independent registered public accounting firm to the Fund's management.

A representative of KPMG, if requested by any Shareholder, will be present via telephone at the Meeting to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so. It is not expected that such representative will be present in person at the Meeting.

In approving the selection of KPMG for the Fund, the Audit Committee considered, in addition to other practices and requirements relating to the selection of the Fund's independent registered public accounting firm, whether any services performed by KPMG for the Fund and the investment advisor and for certain related parties for which KPMG received non-audit fees are compatible with maintaining the independence of KPMG as the Fund's independent registered public accounting firm.

On December 23, 2009, the Audit Committee reviewed and discussed with management the Fund's audited financial statements for the fiscal year ended October 31, 2009. The Audit Committee has reviewed and discussed with KPMG the matters required to be discussed by Statements on Auditing Standards, No. 61, Communication with Audit Committees. The Audit Committee has received the written disclosures and the letter from KPMG required by the Public Company Accounting Oversight Board regarding KPMG's communications, and has discussed with KPMG its independence. Based on these reviews and discussions, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the annual report to Shareholders for the previous fiscal year for filing with the SEC.

The following table presents fees billed for professional audit services rendered by KPMG for the audit of the Fund's annual financial statements for the fiscal years ended October 31, 2008 and 2009, respectively, and for fees billed for other services rendered by KPMG to the Fund. There were no fees paid to KPMG during the fiscal years where the de minimis exception was used.

	2009	2008
Audit fees	$61,650	$53,175
Audit-related fees	$10,000	$0
Tax fees[1]	$0	$727
Non-audit fees[2]	$480,000	$912,374
All other fees	$0	$0
1	Tax fees consists of fees for tax consultation, tax compliance and tax review.
2

Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

The Board of Trustees has adopted a written charter for the Audit Committee which is attached to this proxy statement as Exhibit C (the "Charter"). The Audit Committee reviews the Charter at least annually and may recommend changes to the Board.

The Audit Committee consists of Dr. Russell A. Salton, III, Charles A. Austin III and the Chairperson of the Committee, Patricia B. Norris, each of whom is an Independent Trustee. Effective December 31, 2009, Mr. Austin will retire from the Fund's Board of Trustees. Effective January 1, 2010, Gerald M. McDonnell will join the Audit Committee.

Other Business

As of the date of this proxy statement, neither the Fund's officers nor EIMC are aware of any other business to come before the Meeting other than as set forth in the Notice of Annual Meeting of Shareholders. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as proxies in the enclosed proxy card will vote in accordance with the views of management of the Fund.

Required Vote for Proposal 1

If a quorum is met, the affirmative vote of a plurality of the votes cast by shareholders present in person or represented by proxy at the Meeting and entitled to vote is required for the election of trustees (Proposal 1).

Notice

A Certificate of Trust in respect of the Fund is on file with the Secretary of the State of Delaware. As provided in the Fund's Declaration, the obligations of any instrument made or issued by any Trustee or Trustees or by any officer or officers of the Fund are not binding upon any of them or the Shareholders individually, but are binding only upon the assets and property of the Fund.

Shareholder Proposals

Currently, the Fund holds an annual meeting of Shareholders for the purpose of electing Trustees.

Any Shareholder desiring to present a proposal for consideration at the 2011 annual meeting of Shareholders of the Fund to be included in the Fund's proxy materials should submit such a timely proposal in writing to the Secretary, c/o Evergreen Investment Services, Inc., Evergreen Multi-Sector Income Fund, 200 Berkeley Street, Boston, MA 02116-5034 by the close of business on or before August 30, 2010.

Any Shareholder desiring to present a proposal for consideration at the 2011 annual meeting of Shareholders of the Fund that will not be included in the Fund's proxy materials should submit such a timely proposal in writing to the Secretary, c/o Evergreen Investment Services, Inc., Evergreen Multi-Sector Income Fund, 200 Berkeley Street, Boston, MA 02116-5034 by the close of business on or before November 13, 2010, but no earlier than October 29, 2010.

The persons named as proxies for the 2010 Annual Meeting of Shareholders of the Fund will have discretionary authority to vote on any matters presented at the meeting of which the Fund did not have notice on or before October 12, 2009.

Mere submission of a proposal does not guarantee inclusion of the proposal in the proxy statement or presentation of the proposal at the 2011 annual meeting since such inclusion and presentation are subject to various conditions and requirements, including those required by applicable law.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE AS A TRUSTEE.

Michael H. Koonce, Secretary

December 28, 2009

Instructions for Executing Proxy Card

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION CORPORATE ACCOUNTS	VALID SIGNATURE
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

OTHER WAYS TO VOTE YOUR PROXY

VOTE BY TELEPHONE:

1. Read the proxy statement and have your proxy card at hand.
2. Call the toll-free number on your proxy card.

VOTE BY INTERNET:

1. Read the proxy statement and have your proxy card at hand.
2. Go to the Web site indicated on your proxy card and follow the voting instructions.

The Internet and telephone voting procedures are designed to authenticate Shareholder identities, to allow Shareholders to give their voting instructions, and to confirm that Shareholders' instructions have been recorded properly. Please note that, although there is no charge to you for voting by telephone or electronically through the Internet associated with this proxy statement, there may be costs associated with electronic access, such as usage charges from Internet service providers and telephone companies, that must be borne by the Shareholders.

Voting by telephone or Internet is generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about voting, please call Computershare Fund Services, our proxy solicitor, at (866) 860-8638 (toll free).

Exhibit A

EXECUTIVE COMMITTEE CHARTER

EVERGREEN FUNDS

1) The Executive Committee shall be composed entirely of independent Trustees.

2) The purposes of the Executive Committee are:

a) To formulate policies and procedures governing the Board's structure and operation;

b) To act as liaison between Evergreen (including, without limitation, Evergreen Investment Management Company, LLC and its affiliates) and the full Board of Trustees;

c) To act on behalf of the Board between regular Board meetings;

d) To act as the Qualified Legal Compliance Committee of the Board of Trustees;

e) To act as the Nominating Committee of the Board of Trustees;

f) To oversee generally the status of any litigation commenced by or against the Evergreen Funds; litigation commenced by or against any service provider to the Funds that relates to the Funds or that may have a material effect on the service provider's ability to perform its services to the Funds; non-routine regulatory actions, examinations, inspections, or other activities in respect of the Funds; and non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Funds that relate to its services to the Funds or that may have a material effect on the service provider's ability to perform its services to the Funds (all of the foregoing referred to herein as "Legal Proceedings");

g) To regularly review the Funds' securities lending activities; and

h) To review the proxy voting activity for the Funds, including the results of proxy votes and related matters.

3) To carry out its purposes, the Executive Committee shall have the following duties and, without limitation, the following powers:

a) To prepare and recommend to the full Board written policies and procedures governing the structure and operation of the Board, including but not limited to policies relating to Board size, qualifications for Board membership, filling of vacancies, committees, compensation and retirement; and from time to time to review such policies and procedures and recommend any changes;

b) To select and to recommend to the full Board persons to fill vacancies on the Board;

c) To recommend to the full Board the amount of compensation to be paid to Trustees for service on the Board and on committees of the Board;

d) To take on behalf of the Board, between regular meetings of the full Board, any actions required to be taken by the Board that are not required by the Declaration of Trust or applicable law to be taken by the full Board or by another group of Trustees;

e) To report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Executive Committee may deem necessary or appropriate;

f) To submit Trustees' inquiries to the Evergreen Funds' investment adviser and its affiliates in connection with contract approvals;

g) In connection with its oversight of the status of any Legal Proceedings (i) meet with internal Evergreen Investment Management Company, LLC ("EIMC") counsel, and external counsel, if any, responsible for any Legal Proceedings as and to the extent the Committee believes appropriate in connection with its oversight responsibilities; (ii) generally oversee the filing by service providers of class action settlement documentation on behalf of the Funds and reporting from time to time to the full Board of Trustees with respect thereto; (iii) report to the full Board of Trustees periodically as to the status of any Legal Proceedings reviewed by the Committee.

4) The Executive Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5) The Executive Committee shall have the resources and authority appropriate to discharge its responsibilities.The Executive Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Last Approved: December 9, 2009
Last Revised: November 17, 2009

Exhibit B

POLICY FOR THE CONSIDERATION OF TRUSTEE NOMINEES

EVERGREEN TRUSTS

The following Policy for the Consideration of Trustee Nominees (the "Policy") shall be followed by the Executive Committee (the "Committee") of each Evergreen Trust in filling vacancies on the Boards of Trustees or when Trustees are to be nominated for election by shareholders.

Minimum Nominee Qualifications

1. With respect to nominations for Trustees who are not interested persons of a Fund as defined by Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act") ("Disinterested Trustees"), nominees shall be independent of the Fund's investment adviser and other principal service providers. The Committee shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or its affiliates.

2. All nominees must qualify under all applicable laws and regulations.

3. The proposed nominee may not be within five years of the Fund's retirement age for Trustees unless he or she is nominated for re-election.

4. The Committee may also consider such other factors as it may determine to be relevant.

Other Qualifications

1. With respect to all proposed nominees, the Committee shall consider whether the proposed nominee serves on boards of or is otherwise affiliated with competing financial service organizations or their related fund complexes or companies in which the Evergreen Funds may invest.

2. The Committee shall consider whether the proposed nominee is able to and intends to commit the time necessary for the performance of Trustee duties.

3. The Committee shall consider the integrity and character of the proposed nominee, and the proposed nominee's compatibility with the current Trustees.

4. The Committee may require an interview with the proposed nominee.

Nominees Recommended by Shareholders

1. The Committee shall consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year 5% of the shares of a Fund.

2. The Committee shall give candidates recommended by shareholders the same consideration as any other candidate.

3. Shareholder recommendations should be sent to the attention of the Committee in care of the Fund's Secretary and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a Disinterested Trustee, if applicable.

Process for Identifying and Evaluating Trustee Nominees

1. When identifying and evaluating prospective nominees for openings on the Board of Trustees, the Committee shall review all recommendations in the same manner, including those received from shareholders.

2. The Committee shall first determine if the prospective nominee meets the minimum qualifications set forth above. Those proposed nominees meeting the minimum qualifications will then be considered by the Committee with respect to the other qualifications listed above, and any other qualifications deemed to be important by the Committee.

3. Those nominees selected by the Committee shall be recommended to the Boards of Trustees.

Last Approved: December 6, 2007
Last Revised: November 1, 2007

Exhibit C

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER
(Amended and Restated as of March 12, 2009)

The Board of Trustees (the "Board") of each Evergreen fund (each a "Fund") has adopted this Charter to govern the activities of the Audit Committee (the "Committee") of the Board with respect to its oversight of each Fund. This Charter applies separately to each Fund and its particular Board and Committee, and shall be interpreted accordingly. This Charter supersedes and replaces any audit committee charter previously adopted for the Fund by the Board or a committee of the Board.

Statement of Purpose and Functions

The Committee's general purpose is to oversee the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements, and its internal controls, and, as appropriate, the internal controls of certain service providers, including by assisting with the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the qualifications and independence of the Fund's independent auditors, and the performance of the Fund's internal control systems and independent auditors. The Committee's purpose is also to prepare reports required by Securities and Exchange Commission rules to be included in the Fund's annual proxy statements, if any.

The Committee's function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for Fund accounting and the implementation and maintenance of the Fund's internal control systems, and the independent auditors are responsible for conducting a proper audit of the Fund's financial statements. The Committee has the responsibility to review the quality and objectivity of the Fund's financial statements and the independent audits thereof and to act as liaison between the Fund's independent auditors and the Board. Members of the Committee are not employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including its independent auditors.

The Committee also serves as the Fund's Pricing Committee and, in such capacity, reviews issues and activities related to the valuation of the Fund's securities.

Membership

The Committee shall have at least three (3) members. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee's chairman or co-chairman, as the case may be.

Each Committee member must be an "independent" trustee, as that term is interpreted for purposes of Section 10A of and Rule 10A-3(b) under the Securities Exchange Act of 1934, as amended, and the listing standards of each exchange on which shares of any Evergreen fund are traded (each, an "Exchange"), taking into account any exceptions to those requirements set forth in such statute, rule, or listing standards. In addition, none of the Committee's members shall be an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Committee members shall be independent trustees who, in the view of the Board, are free of any relationship that would interfere with the exercise of independent judgment. The Committee members shall collectively satisfy the independence, financial sophistication or expertise, and financial literacy standards of each Exchange.1

The Board of each Fund will determine whether there is at least one member of the Committee who is an independent audit committee financial expert as defined in Item 3 of Form N-CSR.

Responsibilities and Duties

The Committee's policies and procedures shall remain flexible to facilitate the Committee's ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

1. Be directly responsible for the appointment, terms of engagement, compensation, and retention or termination of the Fund's independent auditors based on such matters as the Committee deems appropriate, including an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. The Fund's independent auditors must report directly to the Committee, which shall be directly responsible for the oversight of the independent auditors and resolution of disagreements between management and the independent auditors relating to financial reporting. The Board and the Fund's shareholders shall have such rights to approve, ratify and replace the Fund's independent auditors as are required by applicable law.

2. To consider the independence of the Fund's independent auditors at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the independent auditors as required by the Independence Standards Board Standard ("ISB") No. 1 (or any subsequent replacement Standard). The Committee shall have responsibility for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and for taking or recommending that the Board take appropriate action to oversee the auditors' independence.

3. To the extent required by applicable regulations (or if the Committee otherwise considers it appropriate), pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to the Fund and (ii) all non-audit services rendered by the independent auditors to the Fund's investment advisers (including sub-advisers) and to certain of the investment advisers' affiliates. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

4. Review the fees charged by the independent auditors to the Fund, the investment advisers and certain affiliates of the investment advisers for audit, audit-related and permitted non-audit services.

5. If and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund's independent auditors.

6. Obtain and review at least annually a report from the independent auditors describing (i) the accounting firm's internal quality-control procedures, (ii) any material issues raised (a) by the accounting firm's most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues, and (iii) all relationships between the independent auditors and the Fund.

7. Review with the Fund's independent auditors arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and shareholders of the Fund.

8. If the Fund's shares are listed on an Exchange, meet with management and the independent auditors to review and discuss the Fund's annual audited financial statements and unaudited semi-annual financial statements, including a review of any specific disclosures of management's discussion (if any) of the Fund's investment performance; and, with respect to the Fund's audited financial statements, discuss with the independent auditors matters required by Statement of Accounting Standards ("SAS") No. 61 (or any successor SAS) and any other matters required to be reported to the Committee under applicable law; and provide a statement whether, based on its review of the Fund's audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund's Annual Report.

9. Review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management's responses thereto.

10. Review with management and, as applicable, with the independent auditors, the Fund's accounting and financial reporting policies, practices and internal controls, and management's guidelines and policies with respect to risk assessment and risk management, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent auditors.

11. Receive at least annually a report from the auditors within 90 days prior to the filing of the auditor's report (or receive an updated report within such 90 day period, if the auditor's annual report is presented to the Committee more than 90 days prior to the filing of the auditor's report) which includes the following: (i) all critical accounting policies and practices used by the Fund (or, in connection with any update, any changes in such accounting policies and practices), (ii) all material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (iii) other material written communications between the auditors and the management of the Fund since the last annual report or update, and (iv) a description of all non-audit services provided, including fees associated with the services, to the Fund complex since the last annual report or update that were not subject to the pre-approval requirements as discussed above.

12. Review and discuss all disclosures made by the Fund's officers certifying the Fund's Form N-CSR, based on such officers' most recent evaluation, as to (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Fund's ability to record, process, summarize and report financial data, (ii) any fraud, whether or not material, that involves management or other employees who have significant roles in the Fund's internal controls, and (iii) any significant change in internal controls or other factors that could significantly affect internal controls, in each case, as reported to the Committee.

13. Discuss with management any press releases discussing the Fund's investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

14. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund's investment advisers, administrator, principal underwriter (if any) or any other provider of accounting-related services for the investment advisers of concerns regarding accounting or auditing matters.

15. Investigate or initiate the investigation of any improprieties or suspected improprieties in the Fund's accounting operations or financial reporting.

16. Review with counsel legal and regulatory matters that have a material impact on the Fund's financial and accounting reporting policies and practices or its internal controls.

17. Meet separately and periodically with management, with the independent auditors, and with internal auditors (if any) to review their audit plan and the result of completed audits.

18. Review periodic reports from management and the Evergreen Valuation Committee as to the implementation of the various procedures relating to the valuation of the Fund's portfolio securities.

19. Review recommendations as to the selection, retention or termination of pricing services.

20. Review periodically the Fund's Daily Portfolio Pricing Procedure, and to recommend any proposed changes to that Procedure to the Board when the Committee deems it necessary or appropriate.

21. Receive and review reports from the Chairman of the Evergreen Valuation Committee certifying as to compliance with the Fund's Daily Portfolio Pricing Procedure.

22. Review with the Fund's Chief Compliance Officer compliance with the Fund's Daily Portfolio Pricing Procedure.

23. Review errors in net asset value (NAV) calculations.

24. Consider any communications received from the Evergreen Valuation Committee regarding any unusual fair value situations that may arise.

25. Review reports by management regarding the profitability to Evergreen Investment Management Company LLC and its affiliates of investment advisory, administrative, transfer agency, and other services, if any, provided to the Fund by them; and review the various assumptions underlying such reports, including, without limitation, as to cost and expense allocations.

26. Consider generally whether and to what extent the Fund has realized the benefits of economies of scale resulting from increases in the size of the Fund or increases in the efficiency of service providers.

27. Review financial statements and other financial information provided to the Committee or to the Board of Trustees relating to any investment adviser or sub-adviser to the Fund.

28. Review information presented to it periodically by management as to the performance of Evergreen Fund Administration of its obligations in respect of the Fund.

29. Report to the Board on a regular basis (at least annually) on the Committee's activities.

30. Perform such other functions consistent with this Charter, the Agreement and Declaration of Trust and Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.

Meetings

At least annually, the Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund.

The Committee shall meet at least quarterly and shall hold other regular or special meetings as and when it deems necessary or appropriate. The Committee shall report its activities to the Board on a regular basis and make such recommendations with respect to the matters set forth in this Charter and other matters as the Committee may deem necessary or appropriate.

Outside Resources and Assistance from Management

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage, at the Fund's expense, independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for appropriate funding, as determined by the Committee, for the payment of: (i) compensation of the Fund's independent auditors for the preparation or issuance of an audit report relating to the Fund's financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.

Annual Evaluations

The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be reviewed at least annually by the Board.

Adoption and Amendments

The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board's own motion.

1 As of the date of this Charter, shares of Evergreen International Balanced Income Fund and Evergreen Global Dividend Opportunity Fund were traded on the New York Stock Exchange and shares of Evergreen Income Advantage Fund, Evergreen Multi-Sector Income Fund, and Evergreen Utilities and High Income Fund were traded on the NYSE Alternext U.S. exchange (formerly known as the American Stock Exchange). The listing standards of the New York Stock Exchange require each member of an audit committee to be "financially literate" (or to become so within a reasonable time after his or her appointment to the committee) and at least one member of the committee must have "accounting or related financial management expertise," in each case as the Board interprets such qualification in its business judgment under the listing standards. The listing standards of the NYSE Alternext U.S. exchange require each member of an audit committee to be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement, and at least one member must be "financially sophisticated," as such term is defined in the listing standards of the NYSE Alternext U.S. exchange.